Adasina Social Justice All Cap Global ETF Trading Symbol: JSTC Listed on NYSE Arca, Inc. Summary Prospectus December 16, 2024 www.adasinaetf.com

Before you invest, you may want to review the Adasina Social Justice All Cap Global ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 15, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.adasinaetf.com. You can also get this information at no cost by calling at 833-743-0080 or by sending an e-mail request to info@adasina.com.

Investment Objective

The Adasina Social Justice All Cap Global ETF (the “Fund”) seeks capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. For the most recent fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by investing the Fund’s assets in a portfolio of global companies whose business practices are aligned with the social justice investment criteria (the “Social Justice Investment Criteria”) of Robasciotti & Associates, Inc., doing business as Adasina Social Capital (“Adasina” or the “Sub-Adviser”). Adasina works in partnership with social justice organizations to develop the Social Justice Investment Criteria that encompass racial, gender, economic, and climate justice, and which align with causes that advance social equity. The Fund is intended to provide an opportunity for investors to align their investments with social justice movements and in solidarity with social justice movements to have large-scale, systemic impact. Adasina believes that the Fund’s investment strategy and its application of the Social Justice Investment Criteria represent a more comprehensive standard than traditional environmental, social, and governance (“ESG”) investment strategies. Adasina seeks to invest the Fund’s assets to achieve returns similar to those of the Adasina Social Justice Index (the “Index”), a data-driven index that is owned and maintained by Adasina, administered by EQM Indexes LLC (“EQM”), a VettaFi Company, and calculated and published by an independent calculation agent.

The Fund is actively managed, and Adasina generally expects to use a “replication” strategy to achieve its investment objectives, meaning it will invest in all of the Index’s component securities. However, the Fund may use a “representative sampling” strategy instead. In doing so, the Fund’s assets will typically be allocated towards a selected group of securities within the Index that is expected to mirror the Index’s overall performance. This approach will only be utilized by Adasina when deemed to be the most advantageous option for the Fund. In addition, if based on new information released since the last reconstitution Adasina determines that a security should be added or removed from the Index at the next reconstitution, the Fund may purchase a security not currently in the Index or sell a security that is currently in the Index. Under stable market conditions, the Fund will invest in at least three countries (one of which may be the United States) and at least 40% of its total assets at the time of purchase in non-U.S. companies. The Fund may engage in active trading of portfolio securities to maintain alignment with its social justice investment strategy which may result in higher portfolio turnover.

Adasina Social Justice Index

The Index is composed of equity securities of companies that possess characteristics that Adasina believes meet the investment criteria for investors concerned with social justice. The Index universe begins with approximately 9,000 publicly-traded U.S. and non-U.S. securities, excluding real estate investment trust (“REIT”) securities. Non-U.S. companies will be U.S. exchange-traded American Depositary Receipts (“ADRs”), if available, provided their liquidity is comparable to locally traded shares. Companies are screened for exclusion from the Index based on Adasina’s social justice investment criteria. To determine these criteria, Adasina works closely with social justice organizations to build new and identify existing data sets that represent the issues most directly affecting their communities and uses this community-sourced data to establish the standards regarding social justice criteria considered in the Index. Index criteria and considerations fall into the following five categories:

Racial Justice	The Racial Justice criteria aim to uproot systems that reinforce, perpetuate, and exacerbate racial inequities. Adasina evaluates companies to determine whether they participate in, or benefit from, those unjust systems. The Index seeks to exclude companies that Adasina has determined: are involved in the ownership, operation, management, labor sourcing, funding, and service of prisons and immigrant detention centers; provide or facilitate money bail services; participate in citizen and immigrant surveillance; operate for-profit colleges; are involved in state violence and human rights violations as a result of military occupations; fail to support Indigenous Peoples’ rights; fail to support local communities’ rights; make contributions to political campaigns that oppose civil and voting rights legislation; or do not implement diversity policies or programs to increase workforce diversity.
Gender Justice	The Gender Justice criteria aim to ensure safe and fair opportunities for all people, regardless of their gender identity. Adasina evaluates companies to determine whether their policies and practices support gender equity and LGBTQ+ equality. The Index seeks to exclude companies that support restricting reproductive rights, maintain policies that enable serial sexual harassment, fail to offer equal and fair employment opportunities to women and members of the LGBTQ+ community, or lack equitable gender representation in leadership.
Economic Justice	The Economic Justice criteria aim to create a fair and equitable financial future for all people and communities. Adasina evaluates companies to determine whether they deal fairly with the public and their employees. The Index seeks to exclude companies that pay subminimum wages to employees or excessive executive wages; fail to ensure the elimination of forced labor and child labor in their supply chains; maintain poor working conditions, fail to ensure adequate worker protections and rights; or provide predatory financial products and services.
Climate Justice	The Climate Justice criteria aim to advance the goals of environmental sustainability in partnership with social justice movements. Adasina evaluates companies to determine whether they significantly contribute to climate change, lack environmentally sustainable practices, or negatively impact air and water quality. The Index seeks to exclude companies that: are involved in fossil fuel production, refining, and extraction; fund the fossil fuel industry; engage in the most harmful aspects of extractive agriculture; engage in excessive energy usage; significantly contribute to deforestation; fail to effectively manage carbon emissions; engage in mining; fail to effectively manage waste; or generate significant air pollution or other environmental hazards, which Adasina has determined disproportionately impacts economically disadvantaged communities and people of color.
Movement Aligned	The Movement Aligned criteria takes direction from a variety of causes that advance social equity and the welfare of people and the planet. The Index seeks to exclude companies that Adasina has determined negatively impact animal welfare and human safety, as well as companies that lack adequate corporate accountability. This includes companies that Adasina has determined: have poor animal welfare practices; produce or sell fur and leather products; engage in non-medical animal testing; produce, distribute, or derive substantial revenue from tobacco products; provide significant financial support to socially conservative institutions; fail to maintain adequate protections for customer data and security; have poor accounting, management, or other corporate governance practices; or produce products with a substantially negative social impact, including the manufacture or sale of weapons or firearms.

The Index comprises common stocks of domestic and foreign issuers, including those in emerging and developing markets. Index constituents may be large-, mid-, or small-capitalization companies. Additionally, companies included in the Index must be exchange-listed and must meet certain minimum liquidity requirements.

Securities in the Index are optimization weighted based on market-capitalization. The Index is rebalanced and reconstituted semi-annually, effective on the last trading day of November and May. As of November 30, 2024, the Index was composed of 694 constituents, representing investments in 41 countries.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, in which the Fund primarily invests, are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Emerging and Developing Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging and developing market nations. Investments in securities traded in emerging and developing markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not necessarily associated with investments in U.S. securities and in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers, including depositary receipts, such as ADRs, involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments, including ADRs, can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

Style Risk. Applying Racial, Gender, Economic, and Climate Justice as well as Movement Aligned criteria to the Fund’s investment selection process may exclude securities of certain issuers for non-financial reasons and therefore, the Fund may underperform the broader equity market or other funds that do not utilize similar criteria when selecting investments.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain company characteristics are not known at the time the Index is composed or reconstituted.

Management Risk. The Fund is actively-managed and may not meet its investment objectives based on Adasina’s success or failure to implement investment strategies for the Fund.

ETF Risks

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results. An investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore subject to slower growth during economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as evolving technology and changing consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and significant conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by independent third parties (“Third Party Data”). Third Party Data is carefully compiled from sources determined by Adasina to be reliable and is valid at the time it is obtained, but Adasina cannot guarantee the accuracy of any third-party information. When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund from year-to-year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.adasinaetf.com.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of September 30, 2024 was 11.60%.

During the periods of time shown in the bar chart, the Fund’s highest quarterly return was 11.87% for the quarter ended December 31, 2022 and the lowest quarterly return was -15.12% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (December 8, 2020)
Return Before Taxes	15.22%	5.02%
Return After Taxes on Distributions	14.93%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares	9.21%	3.87%

Dow Jones Global Index TR	21.94%	6.23%
(reflects no deduction for fees, expenses, or taxes)
Adasina Social Justice Return Index	17.65%	6.65%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Sub-Adviser

Robasciotti & Associates, Inc., doing business as Adasina Social Capital, serves as investment sub-adviser to the Fund.

Portfolio Managers

Rachel J. Robasciotti, Founder and Co-Chief Executive Officer of Adasina, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2020.

Maya Philipson, Co-Founder and Chief Operating Officer of Adasina, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2020.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2020.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.adasinaetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.